Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION Case Name: Office Properties Income Trust, et al. 1 Petition Date: October 30, 2025 Case Number: 25-90530 (CML) GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING DEBTORS’ MONTHLY OPERATING REPORT The accompanying Monthly Operating Report (the “MOR”) has been prepared by Office Properties Income Trust and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”). On October 30, 2025 (the “Petition Date”), the Debtors commenced these Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 25-90530 (CML). The Debtors are authorized to operate their business as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR accompanying these global notes (the “Global Notes”). 1. General Methodology. The Debtors are filing this MOR solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee for Region 7 (the “U.S. Trustee”) and applicable bankruptcy reporting guidelines. The financial and supplemental information contained in these Global Notes is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder, nor is it intended to fully reconcile to the consolidated financial statements prepared by the Debtors. These Global Notes contain information that is applicable to each MOR filed in the Chapter 11 Cases contemporaneously herewith. Accordingly, the financial information presented in the MORs is subject to further review, adjustment, and reclassification as additional information becomes available. This MOR should not be relied upon for valuation, investment, or any other purpose other than compliance with the applicable reporting guidelines noted above. 2. Basis of Presentation. In preparing this MOR, the Debtors relied on financial data available from the books and records available to them at the time of such preparation, but 1 A complete list of the Debtors in the Chapter 11 Cases may be obtained on the website of the Debtors’ claims and noticing agent at https://restructuring.ra.kroll.com/OPI. The Debtors’ mailing address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634. Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 1 of 53

2 this MOR and financial data do not reflect in all circumstances presentation for U.S. GAAP. Asset values reflected in this MOR are book values and not based upon any contemporaneous valuation. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of this MOR, inadvertent errors or omissions may exist. The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future. Each signatory to this MOR has necessarily relied upon the efforts, statements, advice and representations of personnel of the Debtors and the Debtors’ advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in this MOR. 3. Reporting Period. Unless otherwise noted herein, this MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. The Debtors have reflected the reporting period in these MORs as February 1, 2026 to February 28, 2026. 4. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non‐bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Payment of Prepetition Claims Pursuant to First Day Orders. Pursuant to various "first day" orders and any supplements or amendments to such orders entered by the Bankruptcy Court (each, a “First Day Order,” and collectively, the “First Day Orders”), the Debtors and their estates are authorized or expect to be authorized to pay certain prepetition claims, including, without limitation: a. Essential Claims, as defined in the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Claims of (A) Health, Safety, and Environmental Providers, (B) Lien Claimants, and (C) 503(b)(9) Claimants; (II) Confirming Administrative Expense Priority of Outstanding Prepetition Orders; (III) Authorizing Financial Institutions to Honor and Process Related Checks and Transfers; and (IV) Granting Related Relief [Docket No. 440]; b. Tenant Obligations, as defined in the Order (I) Authorizing the Debtors to Pay Tenant Obligations and (II) Granting Related Relief [Docket No. 92]; c. Insurance Obligations, as defined in the Order (I) Authorizing Debtors to (A) Continue Insurance Programs, and (B) Pay All Obligations with Respect Thereto; and (II) Granting Related Relief [Docket No. 95]; Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 2 of 53

3 d. Taxes and Fees, as defined in the Order (I) Authorizing Debtors to Pay Certain Prepetition Taxes and Fees; and (II) Granting Related Relief [Docket No. 96]; e. Adequate Assurance Deposits and Administrative Fees, as defined in the Order (I) Approving Debtors’ Proposed Form of Adequate Assurance of Payment to Utility Providers; (II) Establishing Procedures For Resolving Objections by Utility Providers; (III) Prohibiting Utility Providers From Altering, Refusing, or Discontinuing Service; and (IV) Granting Related Relief [Docket No. 97]; and f. Account Fees, as defined in the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 438] (the “Final Cash Management Order”). If any payments were made following the commencement of the Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted. 6. Liabilities Subject to Compromise. The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852, Reorganizations, effective from the Petition Date. Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise. The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date. When claims are received and reconciled, adjustments will be made prospectively. 7. Reservation of Rights. The Debtors hereby reserve all rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in the MORs. The Debtors reserve all rights to amend or supplement the MORs in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in the MORs shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. 8. Insiders and Affiliates. In the circumstances where the MORs require information regarding “insiders” or “affiliates,” the Debtors may include information with respect to the individuals and entities whom the Debtors believe may be argued to fall within the definition of “insider” set forth in section 101(31) of the Bankruptcy Code or “affiliate” set forth in section 101(2) of the Bankruptcy Code, as applicable, during the relevant time periods. The listing or omission of a party as an “insider” or “affiliate” for the purposes of the MOR is for informational purposes and is not intended to be nor should be construed as an admission that those parties are insiders or affiliates for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Information regarding the individuals or entities listed as insiders or affiliates in the MORs may not be used for: (a) the purposes of determining (i) control of the Debtors; (ii) the extent to which any individual or entity exercised management responsibilities or functions; (iii) corporate decision-making authority over the Debtors; or (iv) whether such individual or entity (or the Debtors) could Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 3 of 53

4 successfully argue that they are not an insider or affiliate under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability or (b) any other purpose. Furthermore, certain of the individuals or entities identified as insiders or affiliates may not have been insiders or affiliates for the entirety of the twelve-month period before the Petition Date, but the Debtors have included them herein out of an abundance of caution. The Debtors reserve all rights with respect thereto. For the avoidance of doubt, the Debtors do not employ any employees. 9. Specific MOR Disclosures. Notes to Part 1: Cash Receipts and Disbursements • The Debtors use a consolidated cash management system through which the Debtors pay substantially all liabilities and expenses. A more complete description of the Debtors’ Cash Management System is set forth in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 21] (the “Cash Management Motion”) filed on October 31, 2025. • Receipts primarily consist of rental income collections, supplemented by cash inflows from asset sales and from proceeds from financing activity reflected on the MOR of Debtor Office Properties Income Trust. • The Debtors have endeavored to allocate receipts and disbursements to the appropriate legal entity based on the underlying transaction, even if the associated cash flow occurred through a different Debtor’s bank account. o Rent and other receipts are attributed to the appropriate Debtor entity receiving the rent and other receipts, regardless of the receiving bank account. o Similarly, disbursements are attributed to the invoiced entity, irrespective of the entity making the payment. • Receipts and disbursements processed through Sonesta-controlled bank accounts, as described in the Cash Management Motion, are included in the cash receipts and disbursements calculations. However, because these bank accounts are not controlled by Debtor 20 Mass Ave TRS Inc., the related ending cash balances are excluded to reconcile to the Debtor’s book ending cash balance. • Disbursements related to professional fees that are transferred into the professional fee reserve account are included in cash disbursements at the time the amounts are transferred to such account. Notwithstanding the foregoing, such amounts remain included in the ending cash balance until ultimately disbursed from the professional fee reserve account. • Receipts and disbursements from non-Debtor entities have been excluded, even if such transactions pass through Debtor bank accounts, as they are not attributable to the Debtors. However, receipts and disbursements related to the Non-Debtor Mortgages, as defined in the Declaration of John R. Castellano in Support of Chapter 11 Petitions and First Day Relief [Docket No. 26] (the “First Day Declaration”), are included in the Cash and Cash Equivalents of Office Properties Income Trust. Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 4 of 53

5 • Based on guidance received from the Office of the United States Trustee, reported cash receipts and disbursements should exclude intercompany transactions. Therefore, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11 MOR Part 1 may not equal the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Notes to Part 2: Asset and Liability Status • The amounts identified in Part 2 of this MOR are derived from the Debtors’ unaudited and estimated balance sheets. Please refer to the notes above for information regarding presentation and limitations that may exist in this MOR. • The Debtors report cash on their balance sheets in Cash and cash equivalents and in Restricted cash. Restricted cash includes cash subject to legal or contractual restrictions, such as property level reserves, professional fee escrows, utility deposits, DIP Facility-related balances, and other escrowed amounts. • The funded secured and unsecured debt amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated balance sheets. Such amounts do not reflect the Debtors’ view as to the amount of any claim and the Debtors reserve all rights with respect to any asserted claim amounts. Accordingly, there may be differences between such amounts asserted in the MORs and any corresponding amounts stated in the Debtors’ statements of financial affairs and schedules of assets and liabilities. • While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the balance sheet only includes the cumulative net income from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as described in the Cash Management Motion pursuant to the Sonesta Management Agreement as defined in the First Day Declaration. • Amounts reported in “Liabilities Subject to Compromise” include intercompany balances. Intercompany balances have not been eliminated between Debtors for MOR reporting purposes. Notes to Part 4: Income Statement (Statement of Operations) • The income statement included in this MOR reflects month-to-date results. This clarification is provided for the avoidance of doubt. • While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the income statement only includes the net gain/loss from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as further described in the Cash Management Motion and the First Day Declaration. • Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 5 of 53

6 Notes to Part 5: Professional Fees • Debtor professional fees are recorded at the paying Debtor – Office Properties Income Trust - and are not further allocated to individual legal entities. Notes to Part 6: Postpetition Taxes • In the ordinary course of business, the Debtors are obligated to pay, among other taxes, sales and use, property, and income taxes, and various other governmental charges, fees, and assessments (collectively, the “Taxes and Fees”). • The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due. Notes to Part 7: Questionnaire • 7a – Payments on Prepetition Debt: As further described above, all payments made by the Debtors during the period were authorized under First Day Orders or the Final DIP Order (as defined below) granted by the Bankruptcy Court. • 7c – Payments to Insiders: The personnel and various services the Company requires to operate its business and properties are provided by The RMR Group LLC (“RMR”) pursuant to two agreements: a business management agreement (“RMR Management Agreement”) and a property management agreement (“RMR Property Management Agreement” and together, collectively, the “RMR Management Agreements”). As described in more detail in the First Day Declaration, the Debtors pay RMR for business management fees, property management fees, construction management fees, payroll reimbursement and accounts payable funding, regionwide expenses, and certain operating reimbursements. As discussed above, the Debtors reserve all rights with respect to the determination or status of RMR, and any other individual or entity listed herein, as an “insider” as defined in section 101(13) of the Bankruptcy Code or an affiliate as defined in section 101(2) of the Bankruptcy Code. To the extent RMR is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that RMR is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Additionally, as described in the First Day Declaration, the Debtors pay certain fees and reimbursements to Sonesta pursuant to the Sonesta Management Agreement. Accordingly, to the extent Sonesta is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 6 of 53

7 construed as an admission that Sonesta is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. • 7g – Postpetition Borrowing: On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order). The Bankruptcy Court held the Final Hearing (as defined in the Final DIP Order) on January 28, 2026 and January 29, 2026, and on February 4, 2026, entered the Final Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief (the “Final DIP Order”). By February 6, 2026, in accordance with the Final DIP Order, the Debtors drew $75 million under the DIP Facility. The Debtors received $64.3 million on February 6, 2026 into their Segregated Account, net any fees payable to the DIP Agent and the DIP Lenders and the amount of the Tranche A2 Term Loan (as defined in the Final DIP Order). The remaining $10.7 million amount of the Tranche A2 Term Loan was syndicated to eligible participants of the DIP Facility. The syndication process terminated on February 26, 2026, at 5:00 p.m. New York City time, and the Debtors received the $10.7 million Tranche A2 Term Loan on March 13, 2026. Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 7 of 53

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF Texas Houston In Re. Office Properties Income Trust Debtor(s) § § § § Case No. 25-90530 Lead Case No. 25-90530 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 02/28/2026 Petition Date: 10/30/2025 Months Pending: 4 Industry Classification: 5 3 1 1 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Timothy A. (“Tad”) Davidson II 03/31/2026 Timothy A. (“Tad”) Davidson II 600 Travis Street, Suite 4200, Houston, TX 77002 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 8 of 53

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Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$29,939,414	
b. Total receipts (net of transfers between accounts)	$64,453,451	$74,591,181
c. Total disbursements (net of transfers between accounts)	$5,609,258	$18,490,831
d. Cash balance end of month (a+b-c)	$88,783,607	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$5,609,258	$18,490,831

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d Total current assets	$83,285,161
e. Total assets	$3,594,371,747
f. Postpetition payables (excluding taxes)	$139,392,285
g. Postpetition payables past due (excluding taxes)	$2,750
h. Postpetition taxes payable	$212,834
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$139,605,119
k. Prepetition secured debt	$1,309,358,645
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$2,768,535,132
n. Total liabilities (debt) (j+k+l+m)	$4,217,498,896
o. Ending equity/net worth (e-n)	$-623,127,149

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c. Gross profit (a-b)	$0	
d. Selling expenses	$0	
e. General and administrative expenses	$-81,707	
f. Other expenses	$0	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$570,811	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$5,994,512	
k. Profit (loss)	$-6,483,616	$-47,485,410

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$2,284,923	$7,055,379	$2,284,923	$7,055,379
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Latham & Watkins LLP	Lead Counsel	$1,828,977	$4,441,594	$1,828,977	$4,441,594
	ii	Hunton Andrews Kurth LLP	Local Counsel	$263,254	$538,047	$263,254	$538,047
	iii	AP Services, LLC	Financial Professional	$0	$1,662,421	$0	$1,662,421
	iv	Quinn Emanuel Urquhart & Su	Special Counsel	$0	$220,625	$0	$220,625
	v	Moelis & Company LLC	Financial Professional	$192,692	$192,692	$192,692	$192,692
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UST Form 11-MOR (12/01/2021) 3

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Office Properties Income Trust Case No. 25-90530 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 11 of 53

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Debtor's Name Office Properties Income Trust Case No. 25-90530

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$206,339	$213,652	$206,339	$213,652
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Benesch Friedlander Coplan & A	Special Counsel	$463	$463	$463	$463
	ii	Broadspire Services Inc	Other	$84	$84	$84	$84
	iii	Cox, Castle & Nicholson LLP	Special Counsel	$0	$6,510	$0	$6,510
	iv	Deloitte & Touche LLP	Other	$195,468	$195,468	$195,468	$195,468
	v	Fairfield and Woods PC	Special Counsel	$345	$345	$345	$345
	vi	Goulston & Storrs PC	Special Counsel	$556	$556	$556	$556
	vii	Klehr Harrison Harvey Branzbu	Special Counsel	$8,620	$8,620	$8,620	$8,620
	viii	Ryan, LLC	Other	$803	$1,606	$803	$1,606
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UST Form 11-MOR (12/01/2021) 5

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Office Properties Income Trust Case No. 25-90530 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 13 of 53

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Debtor's Name Office Properties Income Trust Case No. 25-90530

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Office Properties Income Trust Case No. 25-90530

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c.	All professional fees and expenses (debtor & committees)			$2,491,261	$7,269,030	$2,491,261	$7,269,030

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

			Yes	No	N/A	
a.	Were any payments made on prepetition debt? (if yes, see Instructions)		○	●		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		○	●		
c.	Were any payments made to or on behalf of insiders?		●	○		
d.	Are you current on postpetition tax return filings?		●	○		
e.	Are you current on postpetition estimated tax payments?		●	○		
f.	Were all trust fund taxes remitted on a current basis?		●	○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		●	○		
h.	Were all payments made to or on behalf of professionals approved by the court?		●	○	○	
i.	Do you have:	Worker's compensation insurance?	○	●		
		If yes, are your premiums current?	○	○	●	(if no, see Instructions)
		Casualty/property insurance?	●	○		
		If yes, are your premiums current?	●	○	○	(if no, see Instructions)
		General liability insurance?	●	○		
		If yes, are your premiums current?	●	○	○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		●	○		
k.	Has a disclosure statement been filed with the court?		●	○		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		●	○		

UST Form 11-MOR (12/01/2021) 8

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 16 of 53

Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ John R. Castellano	John R. Castellano
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	03/31/2026
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 17 of 53

Debtor's Name Office Properties Income Trust Case No. 25-90530

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Office Properties Income Trust Case No. 25-90530 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 18 of 53

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Office Properties Income Trust Case No. 25-90530 PageFour PageThree Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 19 of 53

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 20 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 2/1/2026 through 2/28/2026

	Office Properties Income Trust	Government Properties Income Trust LLC	112 Ave Miami LLC	20 Mass Ave TRS Inc.	3400 Plano TX LLC	440 First Street LLC	ACP East LLC	Bayside Pkwy Fremont 2 LLC	Burt Street Omaha LLC	Clay Holdco LLC
	Case No. 25-90530	Case No. 25-90536	Case No. 25-90551	Case No. 25-90565	Case No. 25-90555	Case No. 25-90570	Case No. 25-90573	Case No. 25-90532	Case No. 25-90556	Case No. 25-90576
Rent and Other Receipts	128,468	757,636	495,258	2,639,009	136,693	540,139	73,503	58,762	200,237	-
Operating Disbursements										
Payroll & Benefits	-	(49,849)	(23,253)	-	(11,192)	(85,157)	(14,463)	(16,561)	(10,664)	-
Property and Other Taxes	-	-	(15,279)	-	-	-	-	-	-	-
Property Management Fees	-	(17,945)	(24,249)	-	(8,202)	(39,877)	(3,090)	(2,934)	(9,376)	-
Business Management Fee	-	(130,636)	(12,261)	-	(13,493)	(37,816)	(3,730)	(6,275)	(7,780)	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	(57,943)	(1,952)	-	(30)	(53,460)	(13,509)	(47)	(25)	-
Maintenance & Other Expenses	(35)	(154,979)	(36,798)	-	(458)	(106,002)	(2,958)	(5,375)	(12,295)	-
Corporate G&A	-	(17,889)	(1,726)	-	(1,899)	(5,323)	(525)	(883)	(1,095)	-
Total Operating Disbursements	*(35)*	*(429,241)*	*(115,518)*	-	*(35,274)*	*(327,635)*	*(38,275)*	*(32,074)*	*(41,234)*	-
Total Capex	-	-	-	-	-	*(12,278)*	-	-	-	-
Total Hotel Disbursements	-	-	-	(1,533,370)	-	-	-	-	-	-
Net Cash Flow From Operations	128,433	328,395	379,740	1,105,639	101,419	200,226	35,228	26,688	159,003	-
Non-Operating Disbursements										
Debt Service	(115,934)	-	-	-	-	-	-	-	-	-
Professional Fees	(5,493,289)	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	(10,805)	(1,812)	-	-	(106)	(174)	(531)	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(5,609,223)	(10,805)	(1,812)	-	-	(106)	(174)	(531)	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(5,480,790)	317,590	377,928	1,105,639	101,419	200,120	35,054	26,157	159,003	-
DIP Proceeds	64,324,983	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	58,844,193	317,590	377,928	1,105,639	101,419	200,120	35,054	26,157	159,003	-
Beg. Cash Balance	29,939,414	8,937,526	-	953,736	-	2,444,708	-	-	-	-
(+/-) Net Cash Flow After Financing	58,844,193	317,590	377,928	1,105,639	101,419	200,120	35,054	26,157	159,003	-
MOR Part 1 d. Cash Balance	**$ 88,783,608**	**$ 9,255,117**	**$ 377,928**	**$ 2,059,376**	**$ 101,419**	**$ 2,644,828**	**$ 35,054**	**$ 26,157**	**$ 159,003**	**$ -**
(+/-) Net Cash Flow from/to CMBS	(665,278)	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	(1,104,615)	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	10,796,722	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(15,629,890)	(640,801)	(377,928)	-	(101,419)	58,507	(35,054)	(26,157)	(159,003)	-
Cash Balance End of Period, Book	**$ 83,285,161**	**$ 8,614,316**	**$ -**	**$ 954,761**	**$ -**	**$ 2,703,335**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 21 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 2/1/2026 through 2/28/2026

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rent and Other Receipts	204,725	-	614,779	-	-	409,630	123,781	298,551	236,633	353,535
Operating Disbursements										
Payroll & Benefits	(7,753)	-	(96,988)	-	-	(64,258)	(77,459)	(88,731)	(40,486)	(39,483)
Property and Other Taxes	-	-	-	-	-	-	-	-	-	-
Property Management Fees	(11,689)	-	(35,670)	-	-	(29,566)	(6,500)	(20,700)	(16,011)	(16,444)
Business Management Fee	(13,352)	-	(122,136)	-	-	(44,407)	(28,108)	(34,231)	(17,163)	(15,987)
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	(20)	-	(44,504)	-	-	(109,660)	(48,410)	(66,921)	(29,311)	(123,345)
Maintenance & Other Expenses	(1,680)	-	(137,795)	-	-	(71,369)	(84,316)	(79,357)	(110,789)	(63,143)
Corporate G&A	(1,880)	-	(17,193)	-	-	(6,251)	(3,957)	(4,819)	(2,416)	(2,250)
Total Operating Disbursements	*(36,373)*	-	*(454,286)*	-	-	*(325,512)*	*(248,750)*	*(294,759)*	*(216,176)*	*(260,652)*
Total Capex	-	-	-	-	-	*(16,766)*	-	-	*(19,982)*	*(5,434)*
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	168,352	-	160,493	-	-	67,352	(124,969)	3,792	475	87,449
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	(129)	-	-	(4,923)	(121)	(2,297)	(311)	(212)
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	(129)	-	-	(4,923)	(121)	(2,297)	(311)	(212)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	168,352	-	160,364	-	-	62,429	(125,090)	1,495	164	87,237
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	168,352	-	160,364	-	-	62,429	(125,090)	1,495	164	87,237
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	168,352	-	160,364	-	-	62,429	(125,090)	1,495	164	87,237
MOR Part 1 d. Cash Balance	**$ 168,352**	**$ -**	**$ 160,364**	**$ -**	**$ -**	**$ 62,429**	**$ (125,090)**	**$ 1,495**	**$ 164**	**$ 87,237**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(168,352)	-	(160,364)	-	-	(62,429)	125,090	(1,495)	(164)	(87,237)
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 22 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 2/1/2026 through 2/28/2026

	FP 6310 Hillside Center, LLC	FP 6315 Hillside Center, LLC	FP 840 First Street, LLC	FP Atlantic Corporate Park, LLC	FP Patuxent Parkway, LLC	FP Redland Technology Center LLC	FP Sterling Park Land, LLC	GOV Lake Fairfax Inc.	GOV Lakewood Properties Trust	GOV NEW OPPTY LP
	Case No. 25-90594	Case No. 25-90543	Case No. 25-90587	Case No. 25-90531	Case No. 25-90546	Case No. 25-90533	Case No. 25-90596	Case No. 25-90599	Case No. 25-90560	Case No. 25-90564
Rent and Other Receipts	104,680	15,148	192,736	492,028	197,886	1,040,633	-	-	-	-
Operating Disbursements										
Payroll & Benefits	(18,162)	(14,397)	(83,858)	(80,470)	(54,580)	(85,698)	-	(23,061)	(28,957)	-
Property and Other Taxes	-	-	-	-	107,957	-	-	-	-	-
Property Management Fees	(6,215)	(1,001)	(11,200)	(32,574)	(11,636)	(66,806)	-	-	-	-
Business Management Fee	(2,274)	(2,421)	(59,758)	(21,966)	(13,177)	(43,657)	(507)	(32,396)	(12,166)	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	(17,540)	(8,203)	(119,918)	(45,436)	(7,649)	(281,273)	-	(62,873)	(4,892)	-
Maintenance & Other Expenses	(18,931)	(3,590)	(58,165)	(204,794)	(68,344)	(139,318)	-	(21,590)	(15,568)	-
Corporate G&A	(320)	(341)	(8,412)	(3,092)	(1,855)	(6,145)	(71)	(4,560)	(1,713)	-
Total Operating Disbursements	*(63,443)*	*(29,953)*	*(341,311)*	*(388,332)*	*(49,284)*	*(622,897)*	*(578)*	*(144,480)*	*(63,295)*	-
Total Capex	-	-	-	*(5,424)*	-	-	-	*(463)*	*(345)*	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	41,238	(14,805)	(148,575)	98,272	148,602	417,737	(578)	(144,943)	(63,640)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	(101)	(54)	(116)	(8,415)	(8,579)	(292)	-	(1,443)	(54)	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(101)	(54)	(116)	(8,415)	(8,579)	(292)	-	(1,443)	(54)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	41,136	(14,859)	(148,691)	89,857	140,023	417,445	(578)	(146,385)	(63,695)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	41,136	(14,859)	(148,691)	89,857	140,023	417,445	(578)	(146,385)	(63,695)	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	41,136	(14,859)	(148,691)	89,857	140,023	417,445	(578)	(146,385)	(63,695)	-
MOR Part 1 d. Cash Balance	**$ 41,136**	**$ (14,859)**	**$ (148,691)**	**$ 89,857**	**$ 140,023**	**$ 417,445**	**$ (578)**	**$ (146,385)**	**$ (63,695)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(41,136)	14,859	148,691	(89,857)	(140,023)	(417,445)	578	146,385	63,695	-
Cash Balance End of Period, Book	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 23 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 2/1/2026 through 2/28/2026

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Rent and Other Receipts	-	-	21,650	1,413,859	170,216	81,376	710,378	273,832	-	3,584,440
Operating Disbursements										
Payroll & Benefits	-	-	(16,183)	(172,007)	(25,263)	(9,935)	(105,868)	(39,322)	-	(344,337)
Property and Other Taxes	-	-	-	208,713	-	-	-	-	-	(6,968)
Property Management Fees	-	-	(3,263)	(93,655)	(18,320)	(5,465)	(40,566)	(16,583)	-	(229,301)
Business Management Fee	-	-	(4,745)	(73,204)	(6,236)	(4,112)	(41,252)	(11,590)	-	(158,645)
Insurance	-	-	-	-	-	-	(42)	-	-	-
Utilities	-	-	(891)	(186,811)	(15,206)	(27)	(239,742)	(27,538)	-	(177,732)
Maintenance & Other Expenses	-	-	(4,413)	(295,796)	(27,702)	(323)	(121,900)	(31,016)	-	(462,508)
Corporate G&A	-	-	(668)	(18,610)	(878)	(579)	(44,375)	(1,631)	-	(39,814)
Total Operating Disbursements	-	-	*(30,163)*	*(631,370)*	*(93,606)*	*(20,440)*	*(593,745)*	*(127,680)*	-	*(1,419,305)*
Total Capex	-	-	-	*39,346*	*(7,945)*	-	-	-	-	*(967,881)*
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	-	(8,513)	821,835	68,665	60,936	116,633	146,152	-	1,197,254
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	(8,779,916)	-	-	(1,398,630)
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	(106)	(2,067)	(429)	-	(381)	(65)	-	(39,995)
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	(106)	(2,067)	(429)	-	(8,780,296)	(65)	-	(1,438,626)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	-	(8,620)	819,768	68,236	60,936	(8,663,664)	146,087	-	(241,371)
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	-	(8,620)	819,768	68,236	60,936	(8,663,664)	146,087	-	(241,371)
Beg. Cash Balance	-	-	-	-	-	-	472	-	-	5,982,587
(+/-) Net Cash Flow After Financing	-	-	(8,620)	819,768	68,236	60,936	(8,663,664)	146,087	-	(241,371)
MOR Part 1 d. Cash Balance	**$ -**	**$ -**	**$ (8,620)**	**$ 819,768**	**$ 68,236**	**$ 60,936**	**$ (8,663,192)**	**$ 146,087**	**$ -**	**$ 5,741,215**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	-	-	8,620	(819,768)	(68,236)	(60,936)	8,675,901	(146,087)	-	2,116,647
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 12,709**	**$ -**	**$ -**	**$ 7,857,863**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 24 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 2/1/2026 through 2/28/2026

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Rent and Other Receipts	-	3,658,186	-	-	-	8,607,321	-	228,803	-	41,286
Operating Disbursements										
Payroll & Benefits	-	(438,548)	-	-	-	(583,011)	-	(13,478)	-	(11,872)
Property and Other Taxes	-	(11,879)	-	-	-	-	-	-	-	-
Property Management Fees	-	(223,530)	-	-	-	(454,251)	-	(13,491)	-	(2,488)
Business Management Fee	-	(199,684)	-	-	-	(433,757)	-	(12,162)	-	(2,824)
Insurance	-	-	-	-	-	(42)	-	-	-	-
Utilities	-	(452,084)	-	-	-	(541,473)	-	(32)	-	(32)
Maintenance & Other Expenses	-	(717,928)	(20,970)	-	-	(1,625,845)	-	(2,114)	-	(1,175)
Corporate G&A	-	(89,626)	-	-	-	(61,058)	-	(1,712)	-	(398)
Total Operating Disbursements	-	*(2,133,279)*	*(20,970)*	-	-	*(3,699,438)*	-	*(42,989)*	-	*(18,788)*
Total Capex	-	*(29,757)*	-	-	-	*(257,424)*	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	1,495,151	(20,970)	-	-	4,650,459	-	185,813	-	22,498
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	(3,338,870)	-	-	-	-
Professional Fees	-	(6,330,774)	-	-	-	(1,607,456)	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	(2,584,480)	-	-	-	(25,767)	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	(300)	-	-	-	-
Total Non-Operating Disbursements	-	(8,915,254)	-	-	-	(4,972,393)	-	-	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	(7,420,103)	(20,970)	-	-	(321,934)	-	185,813	-	22,498
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	(7,420,103)	(20,970)	-	-	(321,934)	-	185,813	-	22,498
Beg. Cash Balance	-	719,138	-	-	-	12,227,053	-	-	-	-
(+/-) Net Cash Flow After Financing	-	(7,420,103)	(20,970)	-	-	(321,934)	-	185,813	-	22,498
MOR Part 1 d. Cash Balance	**$ -**	**$ (6,700,965)**	**$ (20,970)**	**$ -**	**$ -**	**$ 11,905,119**	**$ -**	**$ 185,813**	**$ -**	**$ 22,498**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	-	6,701,037	20,970	-	-	882,888	-	(185,813)	-	(22,498)
Cash Balance End of Period, Book	**$ -**	**$ 72**	**$ -**	**$ -**	**$ -**	**$ 12,788,006**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 25 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 2/1/2026 through 2/28/2026

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Rent and Other Receipts	-	11,354	7,480	79,403	-	-	-	280,071	37,239	-
Operating Disbursements										
Payroll & Benefits	(17,858)	(37,008)	-	(10,916)	-	-	(9,327)	(11,256)	(15,823)	-
Property and Other Taxes	-	-	-	-	-	-	-	-	-	-
Property Management Fees	(6,117)	(9,700)	(0)	(4,420)	-	-	-	(16,724)	1,223	-
Business Management Fee	(8,561)	(17,539)	-	(4,248)	-	-	(41,086)	(17,793)	(19,277)	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	(1,135)	(25,147)	-	(31)	-	-	(16,114)	(30)	(17,702)	-
Maintenance & Other Expenses	(22,727)	(31,407)	-	(1,926)	-	-	(16,987)	(430)	(31,888)	-
Corporate G&A	(1,205)	(2,469)	-	(598)	-	-	(5,783)	(2,505)	(2,713)	-
Total Operating Disbursements	*(57,603)*	*(123,269)*	*(0)*	*(22,139)*	-	-	*(89,296)*	*(48,739)*	*(86,180)*	-
Total Capex	-	*(154,805)*	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	(57,603)	(266,721)	7,480	57,264	-	-	(89,296)	231,332	(48,941)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	(458,134)	-	-	-	-	-	-	-	-
First Day Motions - Vendors	(116)	(9,681)	-	-	-	-	(66)	-	(1,960)	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(116)	(467,815)	-	-	-	-	(66)	-	(1,960)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(57,719)	(734,536)	7,480	57,264	-	-	(89,362)	231,332	(50,901)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(57,719)	(734,536)	7,480	57,264	-	-	(89,362)	231,332	(50,901)	-
Beg. Cash Balance	-	-	16,786,036	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	(57,719)	(734,536)	7,480	57,264	-	-	(89,362)	231,332	(50,901)	-
MOR Part 1 d. Cash Balance	**$ (57,719)**	**$ (734,536)**	**$ 16,793,517**	**$ 57,264**	**$ -**	**$ -**	**$ (89,362)**	**$ 231,332**	**$ (50,901)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	57,719	734,536	(5,392,129)	(57,264)	-	-	89,362	(231,332)	50,901	-
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ 11,401,387**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 26 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 2/1/2026 through 2/28/2026

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Rent and Other Receipts	-	-	515,179	349,471	-	329,411	342,159	-	-	-
Operating Disbursements										
Payroll & Benefits	(28,717)	(8,609)	(155,169)	(54,964)	(13,634)	(23,970)	(38,986)	-	(9,713)	-
Property and Other Taxes	-	-	100	(7,379)	-	-	(5,250)	-	-	-
Property Management Fees	-	-	(110,916)	(27,995)	(26,806)	(13,190)	(67,430)	-	(19,563)	-
Business Management Fee	(16,100)	(36,460)	(40,582)	(26,754)	(16,155)	(7,151)	(11,451)	-	(16,013)	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	(20,387)	(154,004)	(71,267)	(21,669)	(601)	4,653	(117)	-	(77)	-
Maintenance & Other Expenses	(25,657)	(88,989)	(176,202)	(48,257)	(20,489)	(49,119)	(64,290)	-	(11,496)	-
Corporate G&A	(2,266)	(5,132)	(5,713)	(3,766)	(2,274)	(1,007)	(1,612)	-	(2,254)	-
Total Operating Disbursements	*(93,128)*	*(293,194)*	*(559,749)*	*(190,784)*	*(79,959)*	*(89,784)*	*(189,135)*	-	*(59,117)*	-
Total Capex	-	*(8,620)*	*(438,906)*	*(8,447)*	*(6,850)*	-	*(971,704)*	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	(93,128)	(301,814)	(483,476)	150,240	(86,809)	239,627	(818,680)	-	(59,117)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	(1,264)	(34,062)	(13,128)	(7,796)	-	(47)	(4,695,741)	-	(80)	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(1,264)	(34,062)	(13,128)	(7,796)	-	(47)	(4,695,741)	-	(80)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(94,391)	(335,875)	(496,604)	142,444	(86,809)	239,579	(5,514,421)	-	(59,196)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(94,391)	(335,875)	(496,604)	142,444	(86,809)	239,579	(5,514,421)	-	(59,196)	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	(94,391)	(335,875)	(496,604)	142,444	(86,809)	239,579	(5,514,421)	-	(59,196)	-
MOR Part 1 d. Cash Balance	**$ (94,391)**	**$ (335,875)**	**$ (496,604)**	**$ 142,444**	**$ (86,809)**	**$ 239,579**	**$ (5,514,421)**	**$ -**	**$ (59,196)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	94,391	335,875	496,604	(142,444)	86,809	(239,579)	5,514,421	-	59,196	-
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 27 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. Reporting Period: February 1, 2026 through February 28, 2026
Debtors

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 2/1/2026 through 2/28/2026

	SIR Westford LLC Case No. 25-90597	Twelve24 Atlanta LLC Case No. 25-90600	West Java Sunnyvale LLC Case No. 25-90601
Rent and Other Receipts	-	1,521,465	385,518
Operating Disbursements			
Payroll & Benefits	-	(67,059)	(8,615)
Property and Other Taxes	-	-	-
Property Management Fees	(0)	(76,898)	(22,893)
Business Management Fee	-	(77,097)	(12,612)
Insurance	-	-	-
Utilities	-	(74,178)	(754)
Maintenance & Other Expenses	-	(228,911)	(3,424)
Corporate G&A	-	(10,853)	(1,775)
Total Operating Disbursements	*(0)*	*(534,995)*	*(50,073)*
Total Capex	-	-	-
Total Hotel Disbursements	-	-	-
Net Cash Flow From Operations	(0)	986,470	335,445
Non-Operating Disbursements			
Debt Service	-	-	-
Professional Fees	-	-	-
Utility Deposits	-	-	-
First Day Motions - Taxes	-	-	-
First Day Motions - Vendors	-	(7,158)	(72)
First Day Motions - Return of Tenant Deposits	-	-	-
Total Non-Operating Disbursements	-	(7,158)	(72)
Asset Sales	-	-	-
Net Cash Flow	(0)	979,312	335,372
DIP Proceeds	-	-	-
Net Cash Flow After Financing	(0)	979,312	335,372
Beg. Cash Balance	-	-	-
(+/-) Net Cash Flow After Financing	(0)	979,312	335,372
MOR Part 1 d. Cash Balance	**$ (0)**	**$ 979,312**	**$ 335,372**
(+/-) Net Cash Flow from/to CMBS	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	0	(979,312)	(335,372)
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 28 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 2/28/2026

	Office Properties Income Trust Case No. 25-90530	Government Properties Income Trust LLC Case No. 25-90536	112 Ave Miami LLC Case No. 25-90551	20 Mass Ave TRS Inc. Case No. 25-90565	3400 Plano TX LLC Case No. 25-90555	440 First Street LLC Case No. 25-90570	ACP East LLC Case No. 25-90573	Bayside Pkwy Fremont 2 LLC Case No. 25-90532	Burt Street Omaha LLC Case No. 25-90556	Clay Holdco LLC Case No. 25-90576
Cash and cash equivalents	16,289,014	8,587,252	-	954,761	-	-	-	-	-	-
Restricted cash	66,996,147	27,064	-	-	-	2,703,335	-	-	-	-
Rents receivable	-	427,464	1,012,698	211,605	285,210	3,763,103	116,882	2,676,756	1,913,711	-
Total Current Assets	**83,285,161**	**9,041,780**	**1,012,698**	**1,166,365**	**285,210**	**6,466,438**	**116,882**	**2,676,756**	**1,913,711**	**-**
Land	-	*14,589,447*	*4,798,130*	-	*4,543,015*	*27,903,162*	*2,477,233*	*10,783,527*	*2,819,172*	-
Buildings and improvements	-	*293,504,693*	*5,170,147*	-	*16,285,485*	*42,226,040*	*5,037,689*	*2,125,461*	*10,897,668*	-
Accumulated depreciation	-	*(85,824,925)*	*(1,403,500)*	-	*(3,279,709)*	*(9,055,360)*	*(1,456,061)*	*(337,340)*	*(1,728,551)*	-
Real estate properties (net)	-	222,269,214	8,564,777	-	17,548,791	61,073,841	6,058,861	12,571,648	11,988,289	-
Due from related parties	25,413,247	609,487,443	11,534,669	181,198	8,688,193	27,576,864	227,377	8,026,650	465,503	-
Deferred leasing costs (net)	-	-	-	-	906,677	3,848,235	113,139	2,336,547	1,331,223	-
Acquired real estate leases - net	-	-	144,786	-	1,854,156	2,523,643	-	1,161,598	-	-
Other assets (net)	3,485,673,339	(139,287,151)	(16,769,205)	548,000	(25,291,752)	(88,433,181)	(8,147,502)	(16,217,970)	5,326	-
Total Assets	**3,594,371,747**	**701,511,286**	**4,487,725**	**1,895,563**	**3,991,275**	**13,055,841**	**(1,631,244)**	**10,555,229**	**15,704,051**	**-**
Accounts payable and other liabilities	63,607,823	1,205,095	237,558	4,428,193	2,974	3,301,800	57,212	920,153	391,402	-
Due to related parties	-	3,375,118	-	-	-	145,284	-	-	-	-
Assumed real estate lease obligations (net)	-	-	-	-	956,162	-	-	-	-	-
Secured debt (net)	*357,362,940*	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	3,796,528,132	273,670	4,322	-	139	135,960	1,367	3,462	13,392,386	-
Total Liabilities	**4,217,498,895**	**4,853,883**	**241,880**	**4,428,193**	**959,276**	**3,583,044**	**58,578**	**923,614**	**13,783,789**	**-**
Common shares of beneficial interest	739,411	-	-	-	-	-	-	-	-	-
Additional paid in capital	2,658,470,886	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,812,421,648)	696,557,403	4,245,844	(2,532,629)	3,031,999	9,472,797	(1,689,822)	9,631,614	1,920,263	-
Cumulative common distributions	(1,469,915,797)	100,000	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(623,127,147)**	**696,657,403**	**4,245,844**	**(2,532,629)**	**3,031,999**	**9,472,797**	**(1,689,822)**	**9,631,614**	**1,920,263**	**-**
Total Liabilities and Shareholders' Equity	**3,594,371,747**	**701,511,286**	**4,487,725**	**1,895,563**	**3,991,275**	**13,055,841**	**(1,631,244)**	**10,555,229**	**15,704,051**	**-**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 29 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 2/28/2026

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	664,966	-	4,220,853	-	-	6,211,046	1,917,360	2,549,948	736,654	(37,849)
Total Current Assets	**664,966**	**-**	**4,220,853**	**-**	**-**	**6,211,046**	**1,917,360**	**2,549,948**	**736,654**	**(37,849)**
Land	*5,494,791*	-	*26,639,923*	-	-	*28,254,691*	*30,387,895*	*29,215,662*	*4,137,884*	*10,740,463*
Buildings and improvements	*12,686,047*	-	*204,925,914*	-	-	*69,276,691*	*28,254,580*	*43,179,605*	*32,144,579*	*20,789,208*
Accumulated depreciation	*(3,271,667)*	-	*(27,727,634)*	-	-	*(19,713,081)*	*(7,734,983)*	*(13,234,868)*	*(8,321,052)*	*(4,869,156)*
Real estate properties (net)	14,909,170	-	203,838,203	-	-	77,818,301	50,907,492	59,160,399	27,961,410	26,660,515
Due from related parties	11,788,214	-	1,397,364	-	-	1,163,152	-	645,462	6,721,499	4,169,647
Deferred leasing costs (net)	255,256	-	1,647,313	-	-	3,098,314	714,836	811,737	220,975	423,180
Acquired real estate leases - net	-	-	-	-	-	801,068	506,419	863,591	627,541	282,610
Other assets (net)	(20,951,878)	-	(27,651,883)	-	-	(19,159,433)	(37,381,515)	(40,749,571)	(36,304,172)	(30,804,174)
Total Assets	**6,665,729**	**-**	**183,451,850**	**-**	**-**	**69,932,448**	**16,664,593**	**23,281,567**	**(36,093)**	**693,929**
Accounts payable and other liabilities	206,890	-	524,937	-	-	1,051,998	791,025	808,551	195,555	315,242
Due to related parties	-	-	-	-	-	-	102,872	-	-	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	436	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	51	-	207,148,216	-	5,734,868	79,763,366	25,442,897	35,763,610	16,363	34,355
Total Liabilities	**206,941**	**-**	**207,673,153**	**-**	**5,734,868**	**80,815,364**	**26,336,794**	**36,572,597**	**211,918**	**349,598**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	6,458,788	-	(24,221,303)	-	(5,734,868)	(10,882,917)	(9,672,201)	(13,291,031)	(248,011)	344,332
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**6,458,788**	**-**	**(24,221,303)**	**-**	**(5,734,868)**	**(10,882,917)**	**(9,672,201)**	**(13,291,031)**	**(248,011)**	**344,332**
Total Liabilities and Shareholders' Equity	**6,665,729**	**-**	**183,451,850**	**-**	**-**	**69,932,448**	**16,664,593**	**23,281,567**	**(36,093)**	**693,929**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 30 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 2/28/2026

	FP 6310 Hillside Center, LLC Case No. 25-90594	FP 6315 Hillside Center, LLC Case No. 25-90543	FP 840 First Street, LLC Case No. 25-90587	FP Atlantic Corporate Park, LLC Case No. 25-90531	FP Patuxent Parkway, LLC Case No. 25-90546	FP Redland Technology Center LLC Case No. 25-90533	FP Sterling Park Land, LLC Case No. 25-90596	GOV Lake Fairfax Inc. Case No. 25-90599	GOV Lakewood Properties Trust Case No. 25-90560	GOV NEW OPPTY LP Case No. 25-90564
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	503,077	35,816	1,739,782	1,482,224	579,845	4,419,054	-	2,593	(13,184)	-
Total Current Assets	**503,077**	**35,816**	**1,739,782**	**1,482,224**	**579,845**	**4,419,054**	**-**	**2,593**	**(13,184)**	**-**
Land	*1,423,645*	*2,012,902*	*42,726,334*	*5,750,957*	*3,125,956*	*12,714,223*	*1,267,184*	*5,033,407*	*584,662*	-
Buildings and improvements	*2,533,910*	*2,674,630*	*76,172,621*	*34,037,609*	*21,522,358*	*69,944,891*	-	*56,851,821*	*3,621,208*	-
Accumulated depreciation	*(766,326)*	*(799,792)*	*(16,967,960)*	*(7,853,792)*	*(5,120,223)*	*(15,600,298)*	-	*(17,065,406)*	*(215,414)*	-
Real estate properties (net)	3,191,229	3,887,741	101,930,995	31,934,774	19,528,090	67,058,816	1,267,184	44,819,822	3,990,455	-
Due from related parties	4,362,731	2,576,658	8,976,670	20,624,237	5,163,961	39,427,401	-	-	26,371,503	7,897,414
Deferred leasing costs (net)	26,933	11,833	739,849	1,334,387	347,484	4,079,179	-	-	-	-
Acquired real estate leases - net	639,714	-	-	-	215,823	705,443	-	-	-	-
Other assets (net)	(5,145,669)	(5,417,260)	(111,222,465)	(49,152,325)	(26,286,645)	(97,850,206)	4,751	(75,609,201)	(18,767,728)	(7,752,402)
Total Assets	**3,578,014**	**1,094,788**	**2,164,832**	**6,223,296**	**(451,443)**	**17,839,687**	**1,271,935**	**(30,786,786)**	**11,581,046**	**145,012**
Accounts payable and other liabilities	52,132	39,379	465,443	405,194	483,093	2,324,729	2,668	51,808	179,174	-
Due to related parties	-	11,966	67,760	-	-	-	1,124	429,352	147,634	-
Assumed real estate lease obligations (net)	222,382	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	8,661	3,305	189,239	43,564	28,514	9,403	1,504,525	41,223,419	422,789	-
Total Liabilities	**283,176**	**54,650**	**722,442**	**448,758**	**511,607**	**2,334,132**	**1,508,317**	**41,704,579**	**749,598**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	3,294,839	1,040,138	1,442,390	5,774,538	(963,050)	15,505,555	(236,382)	(72,491,365)	10,831,448	145,012
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**3,294,839**	**1,040,138**	**1,442,390**	**5,774,538**	**(963,050)**	**15,505,555**	**(236,382)**	**(72,491,365)**	**10,831,448**	**145,012**
Total Liabilities and Shareholders' Equity	**3,578,014**	**1,094,788**	**2,164,832**	**6,223,296**	**(451,443)**	**17,839,687**	**1,271,935**	**(30,786,786)**	**11,581,046**	**145,012**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 31 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 2/28/2026

	GOV NEW OPPTY LP REIT Case No. 25-90562	GOV NEW OPPTY REIT Case No. 25-90567	GPT Properties LLC Case No. 25-90538	GPT Properties Trust Case No. 25-90541	Grand Oak Circle Tampa LLC Case No. 25-90544	Jan Davis Huntsville LLC Case No. 25-90552	OPI 25 Exchange LLC Case No. 25-90547	OPI AL Properties LLC Case No. 25-90569	OPI BND Holdings Trust Case No. 25-90572	OPI BND Properties LLC Case No. 25-90574
Cash and cash equivalents	-	-	-	-	-	-	12,709	-	-	7,857,863
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	28,861	5,903,451	681,931	493,839	3,625,373	84,604	-	20,147,354
Total Current Assets	-	-	**28,861**	**5,903,451**	**681,931**	**493,839**	**3,638,082**	**84,604**	-	**28,005,217**
Land	-	-	*2,618,281*	*41,704,569*	*1,100,000*	*1,501,255*	*26,025,942*	*2,293,870*	-	*41,059,701*
Buildings and improvements	-	-	*9,246,016*	*126,467,192*	*13,592,998*	*1,491,443*	*45,639,870*	*21,883,584*	-	*277,579,169*
Accumulated depreciation	-	-	*(1,393,323)*	*(39,871,123)*	*(5,165,515)*	*(284,445)*	*(12,945,976)*	*(7,408,620)*	-	*(84,146,158)*
Real estate properties (net)	-	-	10,470,974	128,300,638	9,527,483	2,708,254	58,719,835	16,768,834	-	234,492,712
Due from related parties	-	-	491,032	162,964,259	483,035	5,836,825	38,680,033	27,368,775	-	133,182,203
Deferred leasing costs (net)	-	-	-	2,118,192	191,700	-	1,865,379	-	-	14,316,225
Acquired real estate leases - net	-	-	-	4,214,416	-	1,654,780	673,068	772,658	-	3,647,236
Other assets (net)	-	-	(11,784,944)	(120,079,615)	(3,985,920)	(6,864,604)	(73,099,494)	(27,590,382)	-	(284,036,921)
Total Assets	-	-	**(794,077)**	**183,421,340**	**6,898,229**	**3,829,094**	**30,476,904**	**17,404,489**	-	**129,606,672**
Accounts payable and other liabilities	-	-	42,543	1,505,304	175,376	33,789	8,673,545	84,265	-	15,889,663
Due to related parties	-	-	37,156	-	-	-	16,965,222	-	-	7,440,880
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	160,307	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	*955,608*
Liabilities subject to compromise	-	-	224	254,848	16,857	7,823	129,497	32,972	-	410,786
Total Liabilities	-	-	**79,923**	**1,760,152**	**192,233**	**41,612**	**25,768,264**	**277,544**	-	**24,696,937**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	-	(874,000)	181,661,188	6,705,996	3,787,483	4,708,640	17,126,945	-	104,909,735
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	-	-	**(874,000)**	**181,661,188**	**6,705,996**	**3,787,483**	**4,708,640**	**17,126,945**	-	**104,909,735**
Total Liabilities and Shareholders' Equity	-	-	**(794,077)**	**183,421,340**	**6,898,229**	**3,829,094**	**30,476,904**	**17,404,489**	-	**129,606,672**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 32 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 2/28/2026

	OPI Notex Holdings Trust	**OPI Notex Properties LLC**	**OPI TRS Inc.**	**OPI WF Borrower LLC**	**OPI WF Holding LLC**	**OPI WF Owner LLC**	**Primerica Holdco LLC**	**Santa Clara (Walsh) LLC**	**SC Merger Sub LLC**	**Schrock Road Columbus LLC**
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Cash and cash equivalents	-	72	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	12,788,006	-	-	-	-
Rents receivable	-	27,876,588	-	-	-	38,842,221	-	1,411,174	-	168,643
Total Current Assets	**-**	**27,876,659**	**-**	**-**	**-**	**51,630,228**	**-**	**1,411,174**	**-**	**168,643**
Land	-	*36,462,190*	-	-	-	*98,527,272*	-	*6,686,964*	-	*716,285*
Buildings and improvements	-	*217,603,505*	-	-	-	*638,738,018*	-	*11,815,914*	-	*794,543*
Accumulated depreciation	-	*(54,515,840)*	-	-	-	*(161,766,279)*	-	*(2,008,657)*	-	*(305,354)*
Real estate properties (net)	-	199,549,855	-	-	-	575,499,011	-	16,494,221	-	1,205,474
Due from related parties	-	120,445,440	-	-	-	709,183,604	-	29,183,924	-	1,794,902
Deferred leasing costs (net)	-	19,947,082	-	-	-	14,057,710	-	1,606,938	-	353,315
Acquired real estate leases - net	-	11,936,290	-	-	-	52,226,264	-	766,472	-	-
Other assets (net)	-	(302,787,828)	-	-	-	(788,842,465)	-	(38,701,008)	-	(2,775,099)
Total Assets	**-**	**76,967,498**	**-**	**-**	**-**	**613,754,352**	**-**	**10,761,721**	**-**	**747,234**
Accounts payable and other liabilities	-	33,110,892	-	-	-	18,837,853	-	377,729	-	67,577
Due to related parties	-	14,211,788	36,924	-	-	2,277,634	-	-	-	-
Assumed real estate lease obligations (net)	-	116,077	-	-	-	6,165,766	-	-	-	-
Secured debt (net)	-	-	-	-	-	*424,261,016*	-	-	-	-
Liabilities subject to compromise	-	1,363,607	271,415	-	-	7,404,468	-	762	-	133
Total Liabilities	**-**	**48,802,364**	**308,339**	**-**	**-**	**458,946,737**	**-**	**378,491**	**-**	**67,710**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	28,165,134	(308,339)	-	-	154,807,616	-	10,383,230	-	679,524
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**-**	**28,165,134**	**(308,339)**	**-**	**-**	**154,807,616**	**-**	**10,383,230**	**-**	**679,524**
Total Liabilities and Shareholders' Equity	**-**	**76,967,498**	**-**	**-**	**-**	**613,754,352**	**-**	**10,761,721**	**-**	**747,234**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 33 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 2/28/2026

	SIR Campbell Place Inc. Case No. 25-90535	SIR Centennial LLC Case No. 25-90595	SIR Colorado Springs LLC Case No. 25-90598	SIR Fort Mill LLC Case No. 25-90559	SIR GP Redwood City LLC Case No. 25-90561	SIR Holdings Corporation Case No. 25-90563	SIR Irving (Freeport) LLC Case No. 25-90539	SIR Johnston LLC Case No. 25-90566	SIR Omaha LLC Case No. 25-90568	SIR Operating Partnership LP Case No. 25-90571
Cash and cash equivalents	-	-	619,992	-	-	-	-	-	-	-
Restricted cash	-	-	10,781,395	-	-	-	-	-	-	-
Rents receivable	752,114	633,570	-	89,604	-	-	204,453	67,279	734,201	-
Total Current Assets	**752,114**	**633,570**	**11,401,387**	**89,604**	**-**	**-**	**204,453**	**67,279**	**734,201**	**-**
Land	*2,687,482*	*6,682,058*	-	*834,031*	-	-	*12,970,268*	*2,649,274*	*4,157,250*	-
Buildings and improvements	*3,409,718*	*10,710,337*	-	*3,034,769*	-	-	*32,417,689*	*7,996,883*	*8,686,400*	-
Accumulated depreciation	*(1,184,719)*	*(2,173,969)*	-	*(630,753)*	-	-	*(6,270,429)*	*(1,588,560)*	*(1,308,038)*	-
Real estate properties (net)	4,912,481	15,218,427	-	3,238,047	-	-	39,117,528	9,057,597	11,535,611	-
Due from related parties	2,122,684	-	12,005,500	4,634,887	-	-	36,884,894	22,192,285	27,056,105	-
Deferred leasing costs (net)	402,397	1,098,605	-	128,922	-	-	-	-	714,054	-
Acquired real estate leases - net	-	-	-	-	-	-	-	1,714,464	-	-
Other assets (net)	(5,518,511)	(20,237,470)	(10,065,676)	(6,225,235)	-	-	(62,622,209)	(26,360,380)	(30,657,424)	-
Total Assets	**2,671,165**	**(3,286,868)**	**13,341,210**	**1,866,225**	**-**	**-**	**13,584,666**	**6,671,246**	**9,382,547**	**-**
Accounts payable and other liabilities	201,052	668,593	15,220	204,845	-	-	294,735	283,176	250,040	-
Due to related parties	-	729,423	172,682	-	-	-	1,288,680	-	711,139	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	5,878	894,820	109,881	39	-	-	90,474	111	249,319	-
Total Liabilities	**206,930**	**2,292,836**	**297,783**	**204,883**	**-**	**-**	**1,673,890**	**283,287**	**1,210,498**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	2,464,235	(5,579,704)	13,043,428	1,661,342	-	-	11,910,776	6,387,959	8,172,050	-
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**2,464,235**	**(5,579,704)**	**13,043,428**	**1,661,342**	**-**	**-**	**11,910,776**	**6,387,959**	**8,172,050**	**-**
Total Liabilities and Shareholders' Equity	**2,671,165**	**(3,286,868)**	**13,341,210**	**1,866,225**	**-**	**-**	**13,584,666**	**6,671,246**	**9,382,547**	**-**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 34 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 2/28/2026

	SIR Parsippany (Jefferson) LLC	**SIR Philadelphia LLC**	**SIR Properties REIT LLC**	**SIR Properties Trust**	**SIR Redwood City LP**	**SIR REIT New Braunfels LLC**	**SIR REIT Plano LLC**	**SIR Rocklin (Office) LLC**	**SIR San Jose LLC**	**SIR Santa Clara LP**
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	3,305,152	420,465	238,280	173,581	1,098,848	-	(80,733)	17,968
Total Current Assets	**-**	**-**	**3,305,152**	**420,465**	**238,280**	**173,581**	**1,098,848**	**-**	**(80,733)**	**17,968**
Land	*4,543,015*	*5,573,288*	*9,318,246*	*14,038,798*	*14,453,262*	*4,964,936*	*6,819,428*	-	*12,304,407*	-
Buildings and improvements	*4,600,531*	*29,818,264*	*60,973,032*	*17,323,088*	*7,722,143*	*2,375,284*	*12,875,007*	-	*5,448,273*	-
Accumulated depreciation	*(1,089,735)*	*(5,649,685)*	*(15,794,973)*	*(4,618,256)*	*(1,533,984)*	*(283,594)*	*(1,834,250)*	-	*(1,154,408)*	-
Real estate properties (net)	8,053,810	29,741,867	54,496,305	26,743,630	20,641,421	7,056,625	17,860,185	-	16,598,271	-
Due from related parties	8,314,251	-	76,867,236	55,271,482	17,519,127	5,050,726	6,726,469	917,628	17,725,669	24,960,565
Deferred leasing costs (net)	-	-	779,966	-	154,496	397,241	3,696,191	-	1,311,837	-
Acquired real estate leases - net	-	-	3,583,314	1,437,276	-	-	-	-	744,241	-
Other assets (net)	(17,783,747)	(7,125,815)	(95,501,082)	(43,670,265)	(27,521,608)	(9,030,144)	(20,894,308)	-	(23,126,259)	-
Total Assets	**(1,415,686)**	**22,616,052**	**43,530,890**	**40,202,588**	**11,031,715**	**3,648,030**	**8,487,384**	**917,628**	**13,173,026**	**24,978,533**
Accounts payable and other liabilities	65,494	266,864	1,465,299	448,323	434,825	331,574	150,341	-	607,095	-
Due to related parties	288,189	598,711	-	-	286,148	-	5,486,408	-	748,575	-
Assumed real estate lease obligations (net)	-	-	174,927	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	13,221	18,979,818	705,848	237,798	353	562	401	-	3,538	-
Total Liabilities	**366,904**	**19,845,393**	**2,346,075**	**686,120**	**721,326**	**332,136**	**5,637,150**	**-**	**1,359,209**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,782,590)	2,770,659	41,184,815	39,516,468	10,310,389	3,315,895	2,850,235	917,628	11,813,817	24,978,533
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(1,782,590)**	**2,770,659**	**41,184,815**	**39,516,468**	**10,310,389**	**3,315,895**	**2,850,235**	**917,628**	**11,813,817**	**24,978,533**
Total Liabilities and Shareholders' Equity	**(1,415,686)**	**22,616,052**	**43,530,890**	**40,202,588**	**11,031,715**	**3,648,030**	**8,487,384**	**917,628**	**13,173,026**	**24,978,533**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 35 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 2/28/2026

	SIR Westford LLC	Twelve24 Atlanta LLC	West Java Sunnyvale LLC
	Case No. 25-90597	Case No. 25-90600	Case No. 25-90601
Cash and cash equivalents	-	-	-
Restricted cash	-	-	-
Rents receivable	-	5,072,226	3,292,427
Total Current Assets	-	**5,072,226**	**3,292,427**
Land	-	*13,040,272*	*24,608,813*
Buildings and improvements	-	*145,947,638*	*3,757,541*
Accumulated depreciation	-	*(20,819,068)*	*(807,755)*
Real estate properties (net)	-	138,168,842	27,558,599
Due from related parties	17,137,960	38,082,615	13,392,763
Deferred leasing costs (net)	-	123,248	1,921,061
Acquired real estate leases - net	-	21,371,918	812,172
Other assets (net)	-	(179,875,106)	(28,919,058)
Total Assets	**17,137,960**	**22,943,742**	**18,057,965**
Accounts payable and other liabilities	-	1,199,925	457,850
Due to related parties	-	-	-
Assumed real estate lease obligations (net)	-	-	-
Secured debt (net)	-	-	-
Liabilities subject to compromise	-	42,472	1,399
Total Liabilities	-	**1,242,398**	**459,249**
Common shares of beneficial interest	-	-	-
Additional paid in capital	-	-	-
Cumulative net income	17,137,960	21,701,344	17,598,716
Cumulative common distributions	-	-	-
Total Shareholders' Equity	**17,137,960**	**21,701,344**	**17,598,716**
Total Liabilities and Shareholders' Equity	**17,137,960**	**22,943,742**	**18,057,965**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 36 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 2/1/2026 through 2/28/2026

	Office Properties Income Trust Case No. 25-90530	Government Properties Income Trust LLC Case No. 25-90536	112 Ave Miami LLC Case No. 25-90551	20 Mass Ave TRS Inc. Case No. 25-90565	3400 Plano TX LLC Case No. 25-90555	440 First Street LLC Case No. 25-90570	ACP East LLC Case No. 25-90573	Bayside Pkwy Fremont 2 LLC Case No. 25-90532	Burt Street Omaha LLC Case No. 25-90556	Clay Holdco LLC Case No. 25-90576
Rental Income	-	790,593	285,870	2,172,298	158,030	637,732	50,853	253,850	192,833	-
Real estate taxes	-	(146,982)	20,765	-	-	(108,221)	(5,160)	(20,247)	(21,471)	-
Utility expenses	-	(50,621)	(17,668)	-	-	(28,672)	(6,147)	-	-	-
Other operating expenses	-	(231,585)	(49,469)	(2,518,376)	(10,150)	(179,713)	(22,272)	(23,240)	(20,991)	-
Depreciation and amortization	-	(1,138,701)	(42,195)	-	(82,948)	(199,903)	(25,355)	(33,195)	(62,960)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	81,707	(75,765)	(7,158)	(5,246)	(7,877)	(22,077)	(2,178)	(3,663)	(4,542)	-
Total Expenses	**81,707**	**(1,643,654)**	**(95,725)**	**(2,523,623)**	**(100,975)**	**(538,586)**	**(61,112)**	**(80,345)**	**(109,963)**	-
Operating Income	**81,707**	**(853,061)**	**190,145**	**(351,324)**	**57,054**	**99,146**	**(10,259)**	**173,505**	**82,870**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	42,285	14,666	-	2,455	-	3,540	-	-	-	-
Interest expense	(613,096)	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(5,994,512)	(2,589)	(243)	-	(267)	(749)	(74)	(124)	(154)	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(6,483,616)**	**(840,983)**	**189,902**	**(348,870)**	**56,787**	**101,937**	**(10,333)**	**173,380**	**82,716**	-

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 37 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 2/1/2026 through 2/28/2026

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rental Income	**192,703**	-	**742,788**	-	-	**382,328**	**197,506**	**325,543**	**259,432**	**225,704**
Real estate taxes	-	-	(141,428)	-	-	(76,407)	(92,110)	(72,099)	(24,333)	(36,121)
Utility expenses	-	-	(84,423)	-	-	(69,863)	(63,706)	(67,469)	(29,301)	(32,206)
Other operating expenses	(11,088)	-	(230,279)	-	-	(45,418)	(183,679)	(139,686)	(174,084)	(127,985)
Depreciation and amortization	(62,968)	-	(866,606)	-	-	(349,360)	(104,174)	(197,155)	(155,002)	(87,806)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(7,795)	-	(71,303)	-	-	(25,925)	(16,410)	(19,984)	(10,020)	(9,333)
Total Expenses	**(81,851)**	-	**(1,394,039)**	-	-	**(566,972)**	**(460,079)**	**(496,393)**	**(392,739)**	**(293,451)**
Operating Income	**110,852**	-	**(651,251)**	-	-	**(184,644)**	**(262,573)**	**(170,850)**	**(133,307)**	**(67,747)**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(265)	-	(2,420)	-	-	(880)	(557)	(678)	(340)	(317)
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**110,588**	-	**(653,671)**	-	-	**(185,524)**	**(263,130)**	**(171,529)**	**(133,647)**	**(68,064)**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 38 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 2/1/2026 through 2/28/2026

	FP 6310 Hillside Center, LLC	**FP 6315 Hillside Center, LLC**	**FP 840 First Street, LLC**	**FP Atlantic Corporate Park, LLC**	**FP Patuxent Parkway, LLC**	**FP Redland Technology Center LLC**	**FP Sterling Park Land, LLC**	**GOV Lake Fairfax Inc.**	**GOV Lakewood Properties Trust**	**GOV NEW OPPTY LP**
	Case No. 25-90594	Case No. 25-90543	Case No. 25-90587	Case No. 25-90531	Case No. 25-90546	Case No. 25-90533	Case No. 25-90596	Case No. 25-90599	Case No. 25-90560	Case No. 25-90564
Rental Income	**148,413**	**20,655**	**168,703**	**431,621**	**188,151**	**988,601**	-	-	-	-
Real estate taxes	(7,964)	(5,923)	(102,819)	(25,638)	38,185	(196,792)	(1,341)	(13,813)	(41,051)	-
Utility expenses	(33,909)	(11,292)	(156,820)	(49,121)	(79,939)	(236,796)	-	(31,984)	(11,091)	-
Other operating expenses	(48,828)	(31,537)	(115,565)	(289,814)	(178,386)	(317,278)	-	(48,887)	(27,949)	-
Depreciation and amortization	(23,589)	(9,293)	(185,225)	(115,702)	(91,306)	(438,616)	-	(134,417)	(12,647)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(1,328)	(1,413)	(34,887)	(12,824)	(7,693)	(25,487)	(296)	(18,913)	(7,103)	-
Total Expenses	**(115,617)**	**(59,458)**	**(595,316)**	**(493,098)**	**(319,139)**	**(1,214,969)**	**(1,637)**	**(248,014)**	**(99,840)**	-
Operating Income	**32,796**	**(38,803)**	**(426,613)**	**(61,477)**	**(130,988)**	**(226,369)**	**(1,637)**	**(248,014)**	**(99,840)**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(45)	(48)	(1,184)	(435)	(261)	(865)	(10)	(642)	(241)	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**32,750**	**(38,851)**	**(427,797)**	**(61,912)**	**(131,249)**	**(227,234)**	**(1,647)**	**(248,656)**	**(100,081)**	-

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 39 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 2/1/2026 through 2/28/2026

	GOV NEW OPPTY LP REIT	**GOV NEW OPPTY REIT**	**GPT Properties LLC**	**GPT Properties Trust**	**Grand Oak Circle Tampa LLC**	**Jan Davis Huntsville LLC**	**OPI 25 Exchange LLC**	**OPI AL Properties LLC**	**OPI BND Holdings Trust**	**OPI BND Properties LLC**
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Rental Income	-	-	**27,750**	**1,444,156**	**202,770**	**99,645**	**680,465**	**288,772**	-	**3,514,752**
Real estate taxes	-	-	(5,947)	(21,118)	(18,784)	7,545	(39,358)	(11,167)	-	(390,495)
Utility expenses	-	-	(286)	(114,750)	22,485	-	(133,676)	(39,602)	-	(228,122)
Other operating expenses	-	-	(16,726)	(475,566)	(51,873)	(8,086)	(237,261)	(69,447)	-	(982,722)
Depreciation and amortization	-	-	(19,263)	(501,046)	(40,323)	(28,794)	(227,517)	(72,770)	-	(1,246,967)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	-	(2,770)	(42,943)	(3,640)	(2,401)	(24,083)	(6,766)	-	(92,617)
Total Expenses	-	-	**(44,992)**	**(1,155,423)**	**(92,135)**	**(31,735)**	**(661,895)**	**(199,752)**	-	**(2,940,922)**
Operating Income	-	-	**(17,242)**	**288,733**	**110,635**	**67,909**	**18,570**	**89,020**	-	**573,830**
Gain/loss on sale of real estate	-	-	-	(260)	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	368	-	-	10,644
Interest expense	-	-	-	-	-	-	(1,132,067)	-	-	(2,727,804)
Reorganization Items, net	-	-	(94)	(1,451)	(124)	(81)	(6,874,684)	(230)	-	(1,693,098)
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	-	**(17,336)**	**287,022**	**110,511**	**67,828**	**(7,987,814)**	**88,790**	-	**(3,836,428)**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 40 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 2/1/2026 through 2/28/2026

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Rental Income	-	**4,585,207**	-	-	-	**9,135,218**	-	**233,339**	-	**43,283**
Real estate taxes	-	(501,586)	-	-	-	(1,146,588)	-	(29,855)	-	-
Utility expenses	-	(495,401)	-	-	-	(1,012,496)	-	-	-	-
Other operating expenses	-	(1,111,802)	-	-	-	(2,400,276)	-	(19,900)	-	(8,266)
Depreciation and amortization	-	(1,326,256)	-	-	-	(3,643,426)	-	(64,413)	-	(10,071)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	(116,576)	-	-	-	(251,437)	-	(7,100)	-	(1,649)
Total Expenses	-	**(3,551,621)**	-	-	-	**(8,454,222)**	-	**(121,268)**	-	**(19,986)**
Operating Income	-	**1,033,586**	-	-	-	**680,996**	-	**112,071**	-	**23,298**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	72	-	-	-	17,777	-	-	-	-
Interest expense	-	(4,574,992)	-	-	-	(3,883,820)	-	-	-	-
Reorganization Items, net	-	(4,283,516)	-	-	-	(1,684,139)	-	(241)	-	(56)
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	**(7,824,850)**	-	-	-	**(4,869,186)**	-	**111,830**	-	**23,242**

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 41 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 2/1/2026 through 2/28/2026

	SIR Campbell Place Inc.	**SIR Centennial LLC**	**SIR Colorado Springs LLC**	**SIR Fort Mill LLC**	**SIR GP Redwood City LLC**	**SIR Holdings Corporation**	**SIR Irving (Freeport) LLC**	**SIR Johnston LLC**	**SIR Omaha LLC**	**SIR Operating Partnership LP**
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Rental Income	**105,176**	**91,080**	-	**67,116**	-	-	-	**238,058**	**102,617**	-
Real estate taxes	(14,996)	(156,214)	-	-	-	-	(21,286)	-	(23,407)	-
Utility expenses	(10,770)	(34,789)	-	-	-	-	(56,255)	-	(30,774)	-
Other operating expenses	(28,983)	(61,536)	-	(9,759)	-	-	(173,756)	(14,469)	(44,029)	-
Depreciation and amortization	(22,928)	(47,817)	-	(11,824)	-	-	(72,912)	(151,559)	(36,168)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(4,998)	(10,239)	-	(2,480)	-	-	(23,986)	(10,388)	(11,254)	-
Total Expenses	**(82,675)**	**(310,596)**	-	**(24,062)**	-	-	**(348,195)**	**(176,416)**	**(145,632)**	-
Operating Income	**22,502**	**(219,516)**	-	**43,054**	-	-	**(348,195)**	**61,642**	**(43,016)**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	33,680	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(170)	(348)	-	(84)	-	-	(814)	(353)	(382)	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**22,332**	**(219,863)**	**33,680**	**42,970**	-	-	**(349,009)**	**61,290**	**(43,398)**	-

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 42 of 53

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 2/1/2026 through 2/28/2026

	SIR Parsippany (Jefferson) LLC Case No. 25-90542	SIR Philadelphia LLC Case No. 25-90549	SIR Properties REIT LLC Case No. 25-90575	SIR Properties Trust Case No. 25-90579	SIR Redwood City LP Case No. 25-90582	SIR REIT New Braunfels LLC Case No. 25-90545	SIR REIT Plano LLC Case No. 25-90585	SIR Rocklin (Office) LLC Case No. 25-90588	SIR San Jose LLC Case No. 25-90548	SIR Santa Clara LP Case No. 25-90592
Rental Income	-	-	**1,146,173**	**459,780**	**48,494**	**165,149**	**275,065**	-	**247,168**	-
Real estate taxes	(25,651)	(81,673)	(117,901)	(59,759)	(42,677)	(17,788)	(32,800)	-	(44,066)	-
Utility expenses	(34,540)	(216,735)	(103,581)	(30,145)	(103,535)	(15,459)	-	-	(998)	-
Other operating expenses	(34,285)	(120,600)	(307,873)	(84,992)	(32,230)	(46,400)	(94,205)	-	(33,459)	-
Depreciation and amortization	(14,124)	(76,616)	(390,310)	(131,026)	(22,147)	(19,687)	(82,239)	-	(37,156)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(9,399)	(21,285)	(23,692)	(15,619)	(9,431)	(4,175)	(6,685)	-	(9,348)	-
Total Expenses	**(117,999)**	**(516,909)**	**(943,356)**	**(321,540)**	**(210,021)**	**(103,508)**	**(215,929)**	-	**(125,027)**	-
Operating Income	**(117,999)**	**(516,909)**	**202,816**	**138,240**	**(161,527)**	**61,640**	**59,137**	-	**122,141**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	66	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(319)	(723)	(804)	(530)	(320)	(142)	(227)	-	(317)	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(118,252)**	**(517,632)**	**202,012**	**137,710**	**(161,847)**	**61,499**	**58,910**	-	**121,824**	-

United States Bankruptcy Court Southern District of Texas Houston Division In re: Office Properties Income Trust, et al. Debtors Support Documentation to MOR - 3 Income Statement by Legal Entity For the period 2/1/2026 through 2/28/2026 Rental Income Real estate taxes Utility expenses Other operating expenses Depreciation and amortization Transaction related costs General and administrative Total Expenses Operating Income Gain/loss on sale of real estate Interest and other income Interest expense Reorganization Items, net Income tax (expense) benefit Equity in net losses of investees Net income (loss) available for common shareholders Case No. 25-90530 (CML) Reporting Period: February 1, 2026 through February 28, 2026 SIR Westford LLC Twelve24 Atlanta LLC West Java Sunnyvale LLC Case No. 25-90597 Case No. 25-90600 Case No. 25-90601 - 1,571,981 362,481 - (165,305) (34,180) - (163,210) (763) - (385,075) (29,840) - (577,656) (60,073) - - - - (45,010) (7,363) - (1,336,255) (132,219) - 235,726 230,261 - - - - - - - - - - (1,528) (250) - - - - - - - 234,198 230,011 Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 43 of 53

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: February 1, 2026 through February 28, 2026 Debtors Support Documentation to MOR - 4 Schedule of Prepetition Payments For the period 2/1/2026 through 2/28/2026 The Debtors hereby submit this attestation regarding prepetition payments payments during the period of February 1, 2026 through February 28, 2026. /s/ John R. Castellano March 31, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made by the Debtors on account of prepetition claims during the period of February 1, 2026 through February 28, 2026 were authorized under First Day Orders granted by the Bankruptcy Court. Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 44 of 53

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 45 of 53
United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: February 1, 2026 through February 28, 2026

Support Documentation to MOR - 5
Schedule of Payments to Insiders
For the period 2/1/2026 through 2/28/2026

The Debtors hereby submit this attestation regarding insider payments payments during the period of February 1, 2026 through February 28, 2026. For additional information regarding the applicable reporting period and insider payment details, please refer to the Global Notes.

Legal Entity	Party Name	Description	Date	Sum of Amount
112 Ave Miami LLC	The RMR Group LLC	Business Management Fee	2/6/2026	6,130
112 Ave Miami LLC	The RMR Group LLC	Business Management Fee	2/27/2026	6,130
112 Ave Miami LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	482
112 Ave Miami LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	663
112 Ave Miami LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	9,114
112 Ave Miami LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	14,139
112 Ave Miami LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	15,166
112 Ave Miami LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	9,083
20 Mass Ave TRS Inc.	Sonesta International	Hotel Management Fee	2/27/2026	924,083
3400 Plano TX LLC	The RMR Group LLC	Business Management Fee	2/6/2026	6,746
3400 Plano TX LLC	The RMR Group LLC	Business Management Fee	2/27/2026	6,746
3400 Plano TX LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	61
3400 Plano TX LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	2
3400 Plano TX LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	4,447
3400 Plano TX LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	6,745
3400 Plano TX LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	4,101
3400 Plano TX LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	4,101
440 First Street LLC	The RMR Group LLC	Business Management Fee	2/6/2026	18,908
440 First Street LLC	The RMR Group LLC	Business Management Fee	2/27/2026	18,908
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	97
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	101
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	26
440 First Street LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	29,389
440 First Street LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	55,768
440 First Street LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	19,798
440 First Street LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	20,079
ACP East LLC	The RMR Group LLC	Business Management Fee	2/6/2026	1,865
ACP East LLC	The RMR Group LLC	Business Management Fee	2/27/2026	1,865
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	91
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	336
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	93
ACP East LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	5,701
ACP East LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	8,762
ACP East LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	1,689
ACP East LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	1,402
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Business Management Fee	2/6/2026	3,137
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Business Management Fee	2/27/2026	3,137
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	95
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	137
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	46
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	6,618
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	9,943
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	1,613
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	1,321
Burt Street Omaha LLC	The RMR Group LLC	Business Management Fee	2/6/2026	3,890
Burt Street Omaha LLC	The RMR Group LLC	Business Management Fee	2/27/2026	3,890
Burt Street Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	20
Burt Street Omaha LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	4,156
Burt Street Omaha LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	6,507
Burt Street Omaha LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	4,084
Burt Street Omaha LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	5,292
Clay Road Houston LLC	The RMR Group LLC	Business Management Fee	2/6/2026	6,676
Clay Road Houston LLC	The RMR Group LLC	Business Management Fee	2/27/2026	6,676
Clay Road Houston LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	3,064
Clay Road Houston LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	4,690
Clay Road Houston LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	5,547
Clay Road Houston LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	6,142
Elliott Ave Seattle LLC	The RMR Group LLC	Business Management Fee	2/6/2026	61,068
Elliott Ave Seattle LLC	The RMR Group LLC	Business Management Fee	2/27/2026	61,068
Elliott Ave Seattle LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	70
Elliott Ave Seattle LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	4
Elliott Ave Seattle LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	12

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 46 of 53

Legal Entity	Party Name	Description	Date	Sum of Amount
Elliott Ave Seattle LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	37,788
Elliott Ave Seattle LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	59,200
Elliott Ave Seattle LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	19,886
Elliott Ave Seattle LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	15,784
FP 11 Dupont Circle, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	22,204
FP 11 Dupont Circle, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	22,204
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	97
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	289
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	41
FP 11 Dupont Circle, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	25,571
FP 11 Dupont Circle, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	38,687
FP 11 Dupont Circle, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	15,643
FP 11 Dupont Circle, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	13,923
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	14,054
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	14,054
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	97
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	101
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	206
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	26,686
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	50,772
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	3,131
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	3,369
FP 1401 K, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	17,116
FP 1401 K, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	17,116
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	97
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	101
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	38
FP 1401 K, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	30,740
FP 1401 K, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	57,991
FP 1401 K, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	10,244
FP 1401 K, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	10,456
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	8,582
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	8,582
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	221
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	470
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	15,759
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	24,727
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	8,264
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	7,747
FP 540 Gaither, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	7,994
FP 540 Gaither, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	7,994
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	91
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	98
FP 540 Gaither, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	15,390
FP 540 Gaither, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	24,092
FP 540 Gaither, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	8,265
FP 540 Gaither, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	8,179
FP 6310 Hillside Center, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	1,137
FP 6310 Hillside Center, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	1,137
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	91
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	131
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	46
FP 6310 Hillside Center, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	6,326
FP 6310 Hillside Center, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	11,836
FP 6310 Hillside Center, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	3,029
FP 6310 Hillside Center, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	3,186
FP 6315 Hillside Center, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	1,211
FP 6315 Hillside Center, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	1,211
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	91
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	80
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	46
FP 6315 Hillside Center, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	5,735
FP 6315 Hillside Center, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	8,662
FP 6315 Hillside Center, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	448
FP 6315 Hillside Center, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	554
FP 840 First Street, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	29,879
FP 840 First Street, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	29,879
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	97
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	102
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	26
FP 840 First Street, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	33,580
FP 840 First Street, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	50,278
FP 840 First Street, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	5,576
FP 840 First Street, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	5,624
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	10,983
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	10,983
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	406
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	918
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	31,181

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 47 of 53

Legal Entity	Party Name	Description	Date	Sum of Amount
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	49,289
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	20,447
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	12,127
FP Patuxent Parkway, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	6,589
FP Patuxent Parkway, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	6,589
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	91
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	229
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	46
FP Patuxent Parkway, LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	21,447
FP Patuxent Parkway, LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	33,133
FP Patuxent Parkway, LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	6,222
FP Patuxent Parkway, LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	5,414
FP Redland Technology Center LLC	The RMR Group LLC	Business Management Fee	2/6/2026	21,828
FP Redland Technology Center LLC	The RMR Group LLC	Business Management Fee	2/27/2026	21,828
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	272
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	287
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	91
FP Redland Technology Center LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	33,869
FP Redland Technology Center LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	51,828
FP Redland Technology Center LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	34,020
FP Redland Technology Center LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	32,786
FP Sterling Park Land, LLC	The RMR Group LLC	Business Management Fee	2/6/2026	253
FP Sterling Park Land, LLC	The RMR Group LLC	Business Management Fee	2/27/2026	253
GOV Lake Fairfax Inc.	The RMR Group LLC	Business Management Fee	2/6/2026	16,198
GOV Lake Fairfax Inc.	The RMR Group LLC	Business Management Fee	2/27/2026	16,198
GOV Lake Fairfax Inc.	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	57
GOV Lake Fairfax Inc.	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	1
GOV Lake Fairfax Inc.	The RMR Group LLC	Payroll & Benefits	2/6/2026	9,217
GOV Lake Fairfax Inc.	The RMR Group LLC	Payroll & Benefits	2/27/2026	13,844
GOV Lakewood Properties Trust	The RMR Group LLC	Business Management Fee	2/6/2026	6,083
GOV Lakewood Properties Trust	The RMR Group LLC	Business Management Fee	2/27/2026	6,083
GOV Lakewood Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	40
GOV Lakewood Properties Trust	The RMR Group LLC	Payroll & Benefits	2/6/2026	11,625
GOV Lakewood Properties Trust	The RMR Group LLC	Payroll & Benefits	2/27/2026	17,332
Government Properties Income Trust LLC	The RMR Group LLC	Business Management Fee	2/6/2026	65,318
Government Properties Income Trust LLC	The RMR Group LLC	Business Management Fee	2/27/2026	65,318
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	370
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	3,142
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	305
Government Properties Income Trust LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	19,509
Government Properties Income Trust LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	30,340
Government Properties Income Trust LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	8,975
Government Properties Income Trust LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	8,970
GPT Properties LLC	The RMR Group LLC	Business Management Fee	2/6/2026	2,373
GPT Properties LLC	The RMR Group LLC	Business Management Fee	2/27/2026	2,373
GPT Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	1,286
GPT Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	48
GPT Properties LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	5,213
GPT Properties LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	10,970
GPT Properties LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	2,430
GPT Properties LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	833
GPT Properties Trust	The RMR Group LLC	Business Management Fee	2/6/2026	36,602
GPT Properties Trust	The RMR Group LLC	Business Management Fee	2/27/2026	36,602
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	660
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	2,157
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	189
GPT Properties Trust	The RMR Group LLC	Payroll & Benefits	2/6/2026	66,649
GPT Properties Trust	The RMR Group LLC	Payroll & Benefits	2/27/2026	105,358
GPT Properties Trust	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	47,296
GPT Properties Trust	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	46,640
Grand Oak Circle Tampa LLC	The RMR Group LLC	Business Management Fee	2/6/2026	3,118
Grand Oak Circle Tampa LLC	The RMR Group LLC	Business Management Fee	2/27/2026	3,118
Grand Oak Circle Tampa LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	121
Grand Oak Circle Tampa LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	858
Grand Oak Circle Tampa LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	730
Grand Oak Circle Tampa LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	10,047
Grand Oak Circle Tampa LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	15,216
Grand Oak Circle Tampa LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	11,721
Grand Oak Circle Tampa LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	6,598
Jan Davis Huntsville LLC	The RMR Group LLC	Business Management Fee	2/6/2026	2,056
Jan Davis Huntsville LLC	The RMR Group LLC	Business Management Fee	2/27/2026	2,056
Jan Davis Huntsville LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	3,945
Jan Davis Huntsville LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	5,990
Jan Davis Huntsville LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	3,063
Jan Davis Huntsville LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	2,402
Office Properties Income Trust	Redan Advisors LLC	Independent Director Fees	2/13/2026	7,659
Office Properties Income Trust	TRP Advisors LLC	Independent Director Fees	2/6/2026	10,942
Office Properties Income Trust	Wildrose Partners LLC	Independent Director Fees	2/6/2026	7,659
Office Properties Income Trust	Wildrose Partners LLC	Independent Director Fees	2/27/2026	7,659

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 48 of 53

Legal Entity	Party Name	Description	Date	Sum of Amount
OPI 25 Exchange LLC	Redan Advisors LLC	Independent Director Fees	2/13/2026	6,519
OPI 25 Exchange LLC	The RMR Group LLC	Business Management Fee	2/6/2026	20,626
OPI 25 Exchange LLC	The RMR Group LLC	Business Management Fee	2/27/2026	20,626
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	3,212
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	446
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	143
OPI 25 Exchange LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	40,791
OPI 25 Exchange LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	65,078
OPI 25 Exchange LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	20,383
OPI 25 Exchange LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	20,183
OPI 25 Exchange LLC	TRP Advisors LLC	Independent Director Fees	2/6/2026	9,313
OPI 25 Exchange LLC	Wildrose Partners LLC	Independent Director Fees	2/6/2026	6,519
OPI 25 Exchange LLC	Wildrose Partners LLC	Independent Director Fees	2/27/2026	6,519
OPI AL Properties LLC	The RMR Group LLC	Business Management Fee	2/6/2026	5,795
OPI AL Properties LLC	The RMR Group LLC	Business Management Fee	2/27/2026	5,795
OPI AL Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	73
OPI AL Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	8
OPI AL Properties LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	14,810
OPI AL Properties LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	24,512
OPI AL Properties LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	8,368
OPI AL Properties LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	8,215
OPI BND Properties LLC	Redan Advisors LLC	Independent Director Fees	2/13/2026	4,679
OPI BND Properties LLC	The RMR Group LLC	Business Management Fee	2/6/2026	79,323
OPI BND Properties LLC	The RMR Group LLC	Business Management Fee	2/27/2026	79,323
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	5,752
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	5,600
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	1,702
OPI BND Properties LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	118,238
OPI BND Properties LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	185,885
OPI BND Properties LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	103,737
OPI BND Properties LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	125,564
OPI BND Properties LLC	TRP Advisors LLC	Independent Director Fees	2/6/2026	6,684
OPI BND Properties LLC	Wildrose Partners LLC	Independent Director Fees	2/6/2026	4,679
OPI BND Properties LLC	Wildrose Partners LLC	Independent Director Fees	2/27/2026	4,679
OPI Notex Properties LLC	Redan Advisors LLC	Independent Director Fees	2/13/2026	9,514
OPI Notex Properties LLC	The RMR Group LLC	Business Management Fee	2/6/2026	99,842
OPI Notex Properties LLC	The RMR Group LLC	Business Management Fee	2/27/2026	99,842
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	5,798
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	2,171
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	1,516
OPI Notex Properties LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	174,485
OPI Notex Properties LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	264,063
OPI Notex Properties LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	133,566
OPI Notex Properties LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	89,964
OPI Notex Properties LLC	TRP Advisors LLC	Independent Director Fees	2/6/2026	13,591
OPI Notex Properties LLC	Wildrose Partners LLC	Independent Director Fees	2/6/2026	9,514
OPI Notex Properties LLC	Wildrose Partners LLC	Independent Director Fees	2/27/2026	9,514
OPI WF Owner LLC	Redan Advisors LLC	Independent Director Fees	2/13/2026	6,629
OPI WF Owner LLC	The RMR Group LLC	Business Management Fee	2/6/2026	216,879
OPI WF Owner LLC	The RMR Group LLC	Business Management Fee	2/27/2026	216,879
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	6,543
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	12,885
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	440
OPI WF Owner LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	219,634
OPI WF Owner LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	338,710
OPI WF Owner LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	214,907
OPI WF Owner LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	239,343
OPI WF Owner LLC	TRP Advisors LLC	Independent Director Fees	2/6/2026	9,469
OPI WF Owner LLC	Wildrose Partners LLC	Independent Director Fees	2/6/2026	6,629
OPI WF Owner LLC	Wildrose Partners LLC	Independent Director Fees	2/27/2026	6,629
Santa Clara (Walsh) LLC	The RMR Group LLC	Business Management Fee	2/6/2026	6,081
Santa Clara (Walsh) LLC	The RMR Group LLC	Business Management Fee	2/27/2026	6,081
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	132
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	137
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	46
Santa Clara (Walsh) LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	5,329
Santa Clara (Walsh) LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	8,149
Santa Clara (Walsh) LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	6,807
Santa Clara (Walsh) LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	6,685
Schrock Road Columbus LLC	The RMR Group LLC	Business Management Fee	2/6/2026	1,412
Schrock Road Columbus LLC	The RMR Group LLC	Business Management Fee	2/27/2026	1,412
Schrock Road Columbus LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	26
Schrock Road Columbus LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	174
Schrock Road Columbus LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	197
Schrock Road Columbus LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	4,676
Schrock Road Columbus LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	7,196
Schrock Road Columbus LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	1,262
Schrock Road Columbus LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	1,226
SIR Campbell Place Inc.	The RMR Group LLC	Business Management Fee	2/6/2026	4,280

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 49 of 53

Legal Entity	Party Name	Description	Date	Sum of Amount
SIR Campbell Place Inc.	The RMR Group LLC	Business Management Fee	2/27/2026	4,280
SIR Campbell Place Inc.	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	22
SIR Campbell Place Inc.	The RMR Group LLC	Payroll & Benefits	2/6/2026	6,212
SIR Campbell Place Inc.	The RMR Group LLC	Payroll & Benefits	2/27/2026	11,646
SIR Campbell Place Inc.	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	3,008
SIR Campbell Place Inc.	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	3,109
SIR Centennial LLC	The RMR Group LLC	Business Management Fee	2/6/2026	8,769
SIR Centennial LLC	The RMR Group LLC	Business Management Fee	2/27/2026	8,769
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	494
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	1,284
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	32
SIR Centennial LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	14,708
SIR Centennial LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	22,299
SIR Centennial LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	9,953
SIR Centennial LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	1,919
SIR Fort Mill LLC	The RMR Group LLC	Business Management Fee	2/6/2026	2,124
SIR Fort Mill LLC	The RMR Group LLC	Business Management Fee	2/27/2026	2,124
SIR Fort Mill LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	126
SIR Fort Mill LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	4,348
SIR Fort Mill LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	6,568
SIR Fort Mill LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	2,086
SIR Fort Mill LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	2,334
SIR Irving (Freeport) LLC	The RMR Group LLC	Business Management Fee	2/6/2026	20,543
SIR Irving (Freeport) LLC	The RMR Group LLC	Business Management Fee	2/27/2026	20,543
SIR Irving (Freeport) LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	1
SIR Irving (Freeport) LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	7,157
SIR Irving (Freeport) LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	3,618
SIR Irving (Freeport) LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	5,709
SIR Johnston LLC	The RMR Group LLC	Business Management Fee	2/6/2026	8,897
SIR Johnston LLC	The RMR Group LLC	Business Management Fee	2/27/2026	8,897
SIR Johnston LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	31
SIR Johnston LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	4,478
SIR Johnston LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	6,779
SIR Johnston LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	8,322
SIR Johnston LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	8,402
SIR Omaha LLC	The RMR Group LLC	Business Management Fee	2/6/2026	9,638
SIR Omaha LLC	The RMR Group LLC	Business Management Fee	2/27/2026	9,638
SIR Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	20
SIR Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	1
SIR Omaha LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	5,634
SIR Omaha LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	10,189
SIR Omaha LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	959
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Business Management Fee	2/6/2026	8,050
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Business Management Fee	2/27/2026	8,050
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	48
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	74
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	11,531
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	17,186
SIR Philadelphia LLC	The RMR Group LLC	Business Management Fee	2/6/2026	18,230
SIR Philadelphia LLC	The RMR Group LLC	Business Management Fee	2/27/2026	18,230
SIR Philadelphia LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	11
SIR Philadelphia LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	26
SIR Philadelphia LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	3,448
SIR Philadelphia LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	5,161
SIR Properties REIT LLC	The RMR Group LLC	Business Management Fee	2/6/2026	20,291
SIR Properties REIT LLC	The RMR Group LLC	Business Management Fee	2/27/2026	20,291
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	3,580
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	2,340
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	1,605
SIR Properties REIT LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	59,307
SIR Properties REIT LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	95,862
SIR Properties REIT LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	73,146
SIR Properties REIT LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	37,770
SIR Properties Trust	The RMR Group LLC	Business Management Fee	2/6/2026	13,377
SIR Properties Trust	The RMR Group LLC	Business Management Fee	2/27/2026	13,377
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	194
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	1,445
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	1,038
SIR Properties Trust	The RMR Group LLC	Payroll & Benefits	2/6/2026	24,354
SIR Properties Trust	The RMR Group LLC	Payroll & Benefits	2/27/2026	30,609
SIR Properties Trust	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	14,178
SIR Properties Trust	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	13,817
SIR Redwood City LP	The RMR Group LLC	Business Management Fee	2/6/2026	8,078
SIR Redwood City LP	The RMR Group LLC	Business Management Fee	2/27/2026	8,078
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	455
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	175
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	127
SIR Redwood City LP	The RMR Group LLC	Payroll & Benefits	2/6/2026	5,314
SIR Redwood City LP	The RMR Group LLC	Payroll & Benefits	2/27/2026	8,319

Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 50 of 53

Legal Entity	Party Name	Description	Date	Sum of Amount
SIR Redwood City LP	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	26,806
SIR REIT New Braunfels LLC	The RMR Group LLC	Business Management Fee	2/6/2026	3,576
SIR REIT New Braunfels LLC	The RMR Group LLC	Business Management Fee	2/27/2026	3,576
SIR REIT New Braunfels LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	2,226
SIR REIT New Braunfels LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	303
SIR REIT New Braunfels LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	9,556
SIR REIT New Braunfels LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	14,414
SIR REIT New Braunfels LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	8,746
SIR REIT New Braunfels LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	4,444
SIR REIT Plano LLC	The RMR Group LLC	Business Management Fee	2/6/2026	5,725
SIR REIT Plano LLC	The RMR Group LLC	Business Management Fee	2/27/2026	5,725
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	171
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	1,526
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	319
SIR REIT Plano LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	15,627
SIR REIT Plano LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	23,359
SIR REIT Plano LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	13,511
SIR REIT Plano LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	53,920
SIR San Jose LLC	The RMR Group LLC	Business Management Fee	2/6/2026	8,007
SIR San Jose LLC	The RMR Group LLC	Business Management Fee	2/27/2026	8,007
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	95
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	143
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	46
SIR San Jose LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	3,839
SIR San Jose LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	5,874
SIR San Jose LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	9,891
SIR San Jose LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	9,672
Twelve24 Atlanta LLC	The RMR Group LLC	Business Management Fee	2/6/2026	38,549
Twelve24 Atlanta LLC	The RMR Group LLC	Business Management Fee	2/27/2026	38,549
Twelve24 Atlanta LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	572
Twelve24 Atlanta LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	1,136
Twelve24 Atlanta LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	26,483
Twelve24 Atlanta LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	40,576
Twelve24 Atlanta LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	39,771
Twelve24 Atlanta LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	37,127
West Java Sunnyvale LLC	The RMR Group LLC	Business Management Fee	2/6/2026	6,306
West Java Sunnyvale LLC	The RMR Group LLC	Business Management Fee	2/27/2026	6,306
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	2/6/2026	95
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	2/20/2026	137
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	2/27/2026	46
West Java Sunnyvale LLC	The RMR Group LLC	Payroll & Benefits	2/6/2026	3,422
West Java Sunnyvale LLC	The RMR Group LLC	Payroll & Benefits	2/27/2026	5,194
West Java Sunnyvale LLC	The RMR Group LLC	Property Management & Construction Fees	2/6/2026	11,447
West Java Sunnyvale LLC	The RMR Group LLC	Property Management & Construction Fees	2/27/2026	11,447

/s/ John R. Castellano
Signature of Authorized Individual

March 31, 2026
Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: February 1, 2026 through February 28, 2026 Debtors Support Documentation to MOR - 6 Schedule of Post-Petition Tax Payments For the period 2/1/2026 through 2/28/2026 The Debtors hereby submit this attestation regarding postpetition tax payments during the period of February 1, 2026 through February 28, 2026. The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due. /s/ John R. Castellano March 31, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 51 of 53

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: February 1, 2026 through February 28, 2026 Debtors Support Documentation to MOR - 7 Schedule of Post-Petition Borrowing For the period 2/1/2026 through 2/28/2026 The Debtors hereby submit this attestation regarding postpetition borrowing during the period of February 1, 2026 through February 28, 2026. /s/ John R. Castellano March 31, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order). The Bankruptcy Court held the Final Hearing (as defined in the Final DIP Order) on January 28, 2026 and January 29, 2026, and on February 4, 2026, entered the Final Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief (the “Final DIP Order”). By February 6, 2026, in accordance with the Final DIP Order, the Debtors drew $75 million under the DIP Facility. The Debtors received $64.3 million on February 6, 2026 into their Segregated Account, net any fees payable to the DIP Agent and the DIP Lenders and the amount of the Tranche A2 Term Loan (as defined in the Final DIP Order). The remaining $10.7 million amount of the Tranche A2 Term Loan was syndicated to eligible participants of the DIP Facility. The syndication process terminated on February 26, 2026, at 5:00 p.m. New York City time, and the Debtors received the $10.7 million Tranche A2 Term Loan on March 13, 2026. Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 52 of 53

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: February 1, 2026 through February 28, 2026 Debtors Support Documentation to MOR - 8 Bank Statements and Bank Reconciliations For the period 2/1/2026 through 2/28/2026 The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank reconciliations and journal entries. /s/ John R. Castellano March 31, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtors’ standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. The Debtors have seperately submitted bank statements for the Debtors' bank accounts covering the periods of February 1, 2026 through February 28, 2026 to the US Trustee. Case 25-90530 Document 1066 Filed in TXSB on 03/31/26 Page 53 of 53